UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2025, Visium Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Labrys Fund II, L.P. (the “Buyer”). Pursuant to the Purchase Agreement, the Company issued to the Buyer a Convertible Promissory Note (the “Note”) in the principal amount of $120,000, for a purchase price of $100,000, reflecting an original issue discount of $20,000. The Company also issued 750,000 shares of its common stock, par value $0.0001 per share, to the Buyer as commitment shares.

The Note bears interest at a rate of 15% per annum, matures twelve (12) months from the issue date, and may be convertible into shares of the Company’s common stock, only in the event of default and subject to the terms and conditions set forth therein. The conversion price is equal to 65% of the lowest closing bid price of the common stock during the ten (10) trading days immediately preceding the conversion date, subject to adjustments as provided in the Note. The Note contains a beneficial ownership limitation of 4.99%, which the Buyer may increase to 9.99% upon 61 days’ prior written notice.

The Purchase Agreement and the Note contain customary representations, warranties, covenants, and events of default. Upon an event of default, the Note may become immediately due and payable at amounts higher than the outstanding principal and interest, as set forth therein.

The foregoing descriptions of the Purchase Agreement and the Note are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference. The Note and the commitment shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 13, 2025, between Visium Technologies, Inc. and Labrys Fund II, L.P.
10.2	Convertible Promissory Note, dated August 13, 2025, issued by Visium Technologies, Inc. to Labrys Fund II, L.P.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: August 19, 2025	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

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